Exhibit 99.3

July 26, 2021

Independence Realty Trust, Inc.

1835 Market Street, Suite 2601
Philadelphia, Pennsylvania 19103

Ladies and Gentlemen:

The undersigned acknowledges that in connection with (i) the merger (the “Company Merger”) of Steadfast Apartment REIT, Inc., a Maryland corporation (the “Company”) with Independence Realty Trust, Inc., a Maryland Corporation (“IRT”), the undersigned will become a beneficial owner of, as consideration for the shares of common stock, par value $0.01 per share, of the Company beneficially owned by the undersigned (the “Company Stock”), newly issued shares of IRT common stock, par value $0.01 per share (the “IRT Stock”) and (ii) the merger (the “Partnership Merger” and together with the Company Merger, the “Mergers”) of Steadfast Apartment REIT Operating Partnership, L.P., a Delaware limited partnership (“STAR OP”), with Independence Realty Operating Partnership, LP, a Delaware limited partnership (“IRT OP”), the undersigned will become a beneficial owner of, as consideration for the Class B common units of STAR OP beneficially owned by the undersigned (the “STAR OP Units”), newly issued common units of limited partnership of IRT OP (the “IRT OP Units”).

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with IRT that:

1.

During the period beginning on the date of this letter agreement and ending at the Effective Time (as defined in the Merger Agreement) of the Mergers or the earlier termination of the merger agreement governing the Mergers (the “Merger Agreement”) in accordance with its terms, the undersigned will not, and shall cause its Affiliates (as defined in the Merger Agreement) not to, without the prior written consent of IRT, (i) directly or indirectly, offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of shares of the Company Stock, the STAR OP Units or any securities convertible into or exercisable or exchangeable for the Company Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up STAR Securities”), (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up STAR Securities, whether any such swap or transaction is to be settled by delivery of the Company Stock, the STAR OP Units or other securities, in cash or otherwise, or (iii) publicly announce any intention to do any of the foregoing.

2.

During the period beginning immediately after the Effective Time and ending on the date that is 180 days after the Effective Time, the undersigned will not, and shall cause its Affiliates not to, without the prior written consent of IRT, (i) directly or indirectly, offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of shares of the IRT Stock, the IRT OP Units or any securities convertible into or exercisable or exchangeable for the IRT Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up IRT Securities”), (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up IRT Securities, whether any such swap or transaction is to be settled by delivery of the IRT Stock, the

IRT OP Units or other securities, in cash or otherwise, or (iii) publicly announce any intention to do any of the foregoing.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s or IRT’s transfer agent and registrar, as applicable, against the transfer of the Lock-Up STAR Securities or the Lock-Up IRT Securities, as applicable, in violation of this letter agreement.

This letter agreement shall be governed by the laws of the State of New York.

[Signature Page Follows]

Very truly yours,

/s/ Rodney F. Emery
Rodney F. Emery

Agreed to and Acknowledged:

INDEPENDENCE REALTY TRUST, INC.

By:	/s/ James J. Sebra
Name: James J. Sebra
Title: Chief Financial Officer

[Signature Page to Lock-Up Letter Agreement]